                                                             Exhibit 10(a)

THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS AGREEMENT. THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE AGREEMENT AT THE PLACES INDICATED BY DOUBLE ASTERISKS (**) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                        THE WELLCOME FOUNDATION LIMITED


                                      and


                            BURROUGHS WELLCOME CO.


                                      and


                                CENTOCOR, INC.


                                      and


                                 CENTOCOR B.V.





- --------------------------------------------------------------------------------

                         FIRST SUPPLEMENTAL AGREEMENT

- --------------------------------------------------------------------------------




                                            THE WELLCOME FOUNDATION LIMITED
                                                           Legal Department
                                                              Unicorn House
                                                                P O Box 129
                                                            160 Euston Road
                                                             London NW1 2BP
                                                                    England

                                                  Dated:  November 15, 1994

                       FIRST SUPPLEMENTAL AGREEMENT


          THIS FIRST SUPPLEMENTAL AGREEMENT (the "Supplemental
                                                  ------------
Agreement"), is dated as of the 15th day of November, 1994 by and
- ---------
among THE WELLCOME FOUNDATION LIMITED, a United Kingdom corporation of Unicorn House, P.O. Box 129, 160 Euston Road, London NW1 2BP, England ("WFL"), BURROUGHS WELLCOME CO., a North Carolina
          ---
corporation of 3030 Cornwallis Road, Research Triangle Park, North Carolina 27709, USA (individually, "BW" and, collectively with WFL,
                                    --
unless the context requires otherwise, "WELLCOME"), CENTOCOR, INC.,
                                        --------
a Pennsylvania corporation of 200 Great Valley Parkway, Malvern, Pennsylvania 19355, USA ("CENTOCOR"), and CENTOCOR B.V., a
                          --------
Netherlands corporation of Einsteinweg 101, P.O. Box 251, 2300 AG Leiden, the Netherlands ("CBV").
                          ---

                           W I T N E S S E T H:
                           -------------------

          WHEREAS, the parties hereto are parties to the Anti-
Cancer Alliance Agreement dated as of November 5, 1993 (the
"Alliance Agreement") and the other Alliance Documents (as defined
 ------------------
in Appendix A to certain of the Alliance Documents, other than the
   ----------
Alliance Agreement ("Appendix A"));
                     ----------

          WHEREAS, Section 4 of the Supply Agreement (as defined in
                   ---------
Appendix A) contemplates that CENTOCOR and CBV will grant WFL and
- ----------
BW, and their Affiliates (as defined in Appendix A), certain rights
                                        ----------
with respect to the 17-1A Product (as defined in Appendix A) in the
                                                 ----------
Ajinomoto Territory (as defined in Appendix A) upon the occurrence
                                   ----------
of certain events;

          WHEREAS, CENTOCOR and CBV have taken all steps necessary and appropriate to terminate duly and properly the rights of
Ajinomoto (as defined in Appendix A) with respect to the Ajinomoto
                         ----------
Territory;

          WHEREAS, the parties desire to amend the Alliance
Documents in order to grant to WFL and its Affiliates, the exclusive right to develop, use, promote, sell, market and distribute the 17-1A Product in the Ajinomoto Territory;

          WHEREAS, the parties also desire to amend the Alliance Documents to provide for WFL and its Affiliates, (i) to take principal responsibility for all future clinical development of the 17-1A Product in connection with sales in the Territory (as defined prior to effectiveness of this Supplemental Agreement) and (ii) to jointly undertake with Centocor principal responsibility for all future regulatory development of the 17-1A Product in connection with sales in the Territory (as defined prior to effectiveness of this Supplemental Agreement);

          WHEREAS, the parties also desire to amend the Alliance
Documents to require WFL and its Affiliates, under certain circumstances to purchase additional shares of CENTOCOR common stock;

          WHEREAS, the parties desire to amend the Supply Agreement, the Development Agreement, the License Agreement, the Relicense and the Novation as is necessary in order to effectuate
(i) the grant to WFL and its Affiliates, of the exclusive right to use, promote, sell, market and distribute the 17-1A Product in the Ajinomoto Territory and (ii) the vesting in WELLCOME and its Affiliates with principal responsibility for all future clinical and regulatory development of the 17-1A Product in connection with sales in the Ajinomoto Territory;

          NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

          1.   Effective Date.  This Supplemental Agreement shall
               --------------
be effective as of the date hereof (the "Effective Date").
                                         --------------

          2.   Definitions.
               -----------

               a. Capitalized terms not otherwise defined herein shall have the meanings set forth in Appendix A, as herein amended.
                                     ----------

               b.   Appendix A is amended to include the following
                    ----------
definitions:

          "Development Data" means all information (including,
           ----------------
without limitation, case report forms, data bases, analyses and reports, whether written or in other media or machine readable form, from investigators, contract research organizations or otherwise), all preclinical, toxicological, pharmacological, pharmacokinetics and any other data (other than Manufacturing Technology) necessary, relevant, appropriate or useful in performing the Target Program or Post Target Program or preparing regulatory submissions.

          "Extended Territory" means Japan, the Republic of Korea,
           ------------------
the People's Republic of China and Taiwan.

          "External Costs" means any and all out-of-pocket payments
           --------------
made to Third Parties by WELLCOME and its Affiliates relating to or connected with the activities of Third Parties with respect to the design, implementation or execution of the Target Program pursuant to the Wellcome Clinical Development Agreement, including without limitation any amounts disbursed for materials, supplies, travel and subsistence, regulatory filing fees, contract research organizations, grants and independent contractors.

          "Fully Burdened Cost" of the Clinical Trial Material or
           -------------------
the Placebo Material means the           (**)


          "Japan" means the country of Japan and its territories.
           -----

          "Supplemental Agreement" means the First Supplemental
           ----------------------
Agreement dated as of November 15, 1994 among, WFL, BW, CENTOCOR, and CBV.

          "Wellcome Clinical Development Agreement" means the
           ---------------------------------------
Wellcome Clinical Development Agreement among WFL, BW, CENTOCOR and CBV, dated as of November 15, 1994 and attached as Exhibit 1 to the
                                                   ---------
Supplemental Agreement, as the same may be amended or modified.

               c.   Appendix A is amended to include the following
                    ----------
definitions, each of which shall have the meaning set forth in the Wellcome Clinical Development Agreement: "Centocor Participants",
                                           ---------------------
"Centocor Qualified Person", "First Indication", "IND", "Maximum
 -------------------------    ----------------    ---    -------
Payment", "Payment Amount", "Placebo Material", "Project Leader",
- -------    --------------    ----------------    --------------
and "Project Team".
     ------------

               d.   Appendix A is further amended to revise certain
                    ----------
of the definitions contained therein as set forth in this Section
                                                          -------
2.d:
- ---

                    (1)  "Alliance Documents" is amended to add the
                          ------------------
following language at the end of the definition: "and the Supplemental Agreement and the Wellcome Clinical Development
Agreement".

                    (2)  "Conducted Clinical Trials" for purposes
                          -------------------------
of the Development Agreement, shall continue to have the meaning in effect immediately prior to the Effective Date and, for all other purposes, is amended to mean, in its entirety, those Clinical Trials conducted by or on behalf of CENTOCOR and described in
Schedule 16.2.4 to the Wellcome Clinical Development Agreement.
- ---------------

                    (3)  "Manufacturing Technology" is amended by
                          ------------------------
deleting the words "Manufacturing Technology Option" and inserting, in their place, the words "Supplemental Agreement" and by deleting all of the words after the word "thereto".

                    (4)  "Oversight Committee" is amended to be
                          -------------------
referred to as the "Marketing Oversight Committee" and means the
                    -----------------------------
oversight committee formed pursuant to Section 31.2 of the Supply
                                       ------------
Agreement and relating to the supply, distribution and marketing of the Salable 17-1A Product.

                    (5)  "Permitted Distributor" is amended in its
                          ---------------------
entirety to mean "CENTOCOR or such other party that is distributing the 17-1A Product in a country in the Territory pursuant to the authority granted in Section 3.3 of the Supply Agreement."
                     -----------

                    (6)  "Post Target Program" for purposes of the
                          -------------------
Development Agreement, shall continue to have the meaning in effect immediately prior to the Effective Date and, for all other purposes, is amended to mean, in its entirety, as more fully set forth in Section 9 of the Wellcome Clinical Development Agreement,
         ---------
a clinical and regulatory development program for a country with respect to the 17-1A Product, subsequent to obtaining Regulatory Approval of the Targeted Indications in such country.

                    (7)  "Product Committee" is amended in its
                          -----------------
entirety to mean the product committee formed pursuant to Section
                                                          -------
31.1 of the Supply Agreement and relating to the supply,
- ----
distribution and marketing of the Salable 17-1A Product.

                    (8)  "Target Program" for purposes of the
                          --------------
Development Agreement, shall continue to have the meaning in effect immediately prior to the Effective Date and, for all other purposes, is amended to mean, in its entirety, as more fully set forth in Section 5 of the Wellcome Clinical Development Agreement,
         ---------
a clinical and regulatory development program for the 17-1A Product, which program shall conclude with respect to a country upon obtaining Regulatory Approval of the Targeted Indications in such country, except as provided in the Supply Agreement.

                    (9)  "Targeted Indications" for purposes of the
                          --------------------
Development Agreement, shall continue to have the meaning in effect immediately prior to the Effective Date and, for all other purposes, is amended to delete the words "the Product Committee" from the last two lines of such definition and insert, in their place, the word "WELLCOME".

                    (10) "Territory" is amended, with respect to
                          ---------
each Alliance Document other than the Novation, by deleting all of the language appearing therein after the word "world."

                    (11) Each of the definitions of "Alliance
                                                     --------
Agreement", "Supply Agreement", "Development Agreement", "Cancer
- ---------    ----------------    ---------------------    ------
Products Agreement", "Novation", "License", "Relicense", "Escrow
- ------------------    --------    -------    ---------    ------

Agreement", "Wellcome House Mark Agreement", "Trademark Agreement",
- ---------    -----------------------------    -------------------
"Stock Purchase Agreement", "Registration Rights Agreement" and
 ------------------------    -----------------------------
"Hybridoma Letter" is hereby amended to add to the end of each such
 ----------------
definition the words "as the same may be amended or modified".

          3.   Stock Purchase Agreement.  The Stock Purchase
               ------------------------
Agreement is hereby amended to include a new Article 2A to read as follows:

                              ARTICLE 2A
               Purchase and Sale of Additional Shares
               --------------------------------------

          2A.1  Purchase and Sale of Additional Shares.  At
                --------------------------------------
     the closing referred to in Section 2A.2 hereof (the
                                ------------
     "Second Closing"), CENTOCOR shall issue, sell and deliver
      --------------
     to WELLCOME 140,000 shares of Common Stock, which number of shares of Common Stock shall be adjusted appropriately to reflect any securities which may be issued from time to time, as a result of stock splits, stock dividends, recapitalizations, reorganizations or similar events, the record date for which occurs between September 30, 1994 and the Second Closing Date (as defined below), inclusive (the "Additional Shares"), and WELLCOME shall subscribe
           -----------------
     for and purchase the Additional Shares from CENTOCOR, all upon the terms and subject to the conditions set forth herein. At the Second Closing, CENTOCOR will deliver to WELLCOME duly authorized and executed certificates evidencing the Additional Shares, all of which will have been registered in the name of WELLCOME (the "Additional
                                                   ----------
     Share Certificates"), and WELLCOME will deliver to
     ------------------
     CENTOCOR the sum of Three Million Five Hundred Thousand United States Dollars (US $3,500,000) (the "Additional
                                                 ----------
     Purchase Price") by certified or official bank check
     --------------
     payable to the order of CENTOCOR or by wire transfer to
     CENTOCOR'S bank account at    (**)             , or such
     other account of CENTOCOR as to which WELLCOME shall have been so notified at least 48 hours in advance of the Second Closing Date.

          2A.2  The Second Closing. The Second Closing shall
                ------------------
     take place at the offices of Pepper, Hamilton & Scheetz,
     3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania 19103-2799, or such other place as the parties shall mutually agree, on a date to
     be selected by WELLCOME (who shall so notify CENTOCOR in writing of the selected date at least two Business Days in advance of such date), but in no event after November
     15, 1994 (the "Second Closing Date").  The Second Closing
                    -------------------
     shall be effective as of the close of business on the
     Second Closing Date.  At the Second Closing, CENTOCOR
     shall deliver, or cause to be delivered, to WELLCOME the Additional Share Certificates referred to in Section 2A.1
                                                  ------------
     hereof against receipt from WELLCOME of the Additional Purchase Price to be delivered in accordance with Section 2A.1
                                                       ------------
     hereof.

          2A.3  Condition Precedent.  WELLCOME'S obligation to
                -------------------
     purchase the Additional Shares shall be conditioned on the Alliance Documents remaining in full force and effect on the Second Closing Date, there having been no Default by CENTOCOR or CBV thereunder prior to the Second Closing Date, and WELLCOME receiving on or before the Second Closing Date, with respect to the Additional Shares, the opinion of Duane, Morris & Hecksher (or other outside counsel reasonably acceptable to WELLCOME) in substantially the form delivered to WELLCOME on the Closing Date.

          2A.4  Interpretation.  For the purposes of Sections
                --------------                       --------
     3 through 7 of this Agreement (inclusive), the term
     -----------
     "Shares" shall be construed to include the Additional Shares; the term "Share Certificates" shall be construed to include the Additional Share Certificates; and the term "Closing" shall be construed to include the Second Closing.

          4.   Registration Rights Agreement.  The term Common
               -----------------------------
Stock, as used in the Registration Rights Agreement, shall be construed to include the Additional Shares as defined in Section 3
                                                         ---------
hereof.

          5.   Wellcome Clinical Development Agreement.  WFL, BW,
               ---------------------------------------
CENTOCOR and CBV shall duly execute and deliver the Wellcome
Clinical Development Agreement which automatically shall become effective as of the Effective Date.

          6.   Supply Agreement.
               ----------------

               a.   The parties agree that this Supplemental
Agreement will be deemed to satisfy the obligations imposed on
CENTOCOR by Section 4 of the Supply Agreement.
            ---------

               b.   Section 26.1.1 of the Supply Agreement is
                    --------------
hereby amended to refer to the Wellcome Clinical Development
Agreement instead of the Development Agreement.

               c.   Section 26.1.4 of the Supply Agreement is
                    --------------
hereby amended to refer to the Wellcome Clinical Development
Agreement instead of the Development Agreement.

               d.   A new Section 31 shall be added to the Supply
                          ----------
Agreement which shall read, in its entirety, as follows:

               31.1.  As soon as possible after the date of
     the Supplemental Agreement, WELLCOME and CENTOCOR shall establish a Product Committee consisting of not more than six (6) representatives of each of WELLCOME and CENTOCOR having expertise in the supply, distribution and marketing issues to be presented to the Product Committee pursuant to this Agreement. Each of WELLCOME and CENTOCOR shall name and may replace its representatives on the Product Committee, provided that each of the replacement representatives shall be of an appropriate level for the tasks and responsibilities to be fulfilled. The Product Committee shall meet, at the request of either WELLCOME or CENTOCOR, at mutually agreeable times and locations (or by teleconference) in order to discharge the supply, distribution and marketing functions to be presented to the Product Committee pursuant this Agreement, it being understood that the Product Committee shall have no jurisdiction or any decision making authority with respect to the clinical or, except as set forth in Section 32 hereof, regulatory
                                ----------
     development of the 17-1A Product. Any decision of the Product Committee shall be made only by the unanimous consent of WELLCOME and CENTOCOR. Each of WELLCOME and CENTOCOR shall bear the expenses of their respective representatives on the Product Committee.

               31.2.  As soon as possible after the date of
     the Supplemental Agreement, WELLCOME and CENTOCOR shall establish a Marketing Oversight Committee consisting of two (2) senior executives of each of WELLCOME and CENTOCOR. Each of WELLCOME and CENTOCOR shall name and may replace its representatives on the Marketing Oversight Committee, provided that each of the replacement representatives shall be a senior executive of the appointing party. The Marketing Oversight Committee shall meet, at the request of either WELLCOME or CENTOCOR, at mutually agreeable times and locations (or by teleconference) in order to review the status of the marketing of the Salable 17-1A Product and to resolve any questions referred to it by the Product Committee relating to the supply, distribution or marketing of the Salable 17-1A Product. Any decision of the Marketing Oversight Committee shall be made only by the unanimous consent of its members. A member of the Marketing Oversight Committee may give a proxy to the other member of the Marketing Oversight Committee appointed by the same party which appointed such member giving the proxy. Each of WELLCOME and CENTOCOR shall bear the expenses of their respective representatives on the Marketing Oversight Committee.

               e.   A new Section 32 shall be added to the Supply
                          ----------
Agreement which shall read, in its entirety, as follows:

               32.1.  The Product Committee shall determine
     the priority among countries within the Territory with respect to the seeking of Regulatory Approval for Targeted Indications.

               32.2. In setting the priority among countries in which Regulatory Approval for Targeted Indications will be sought, the Product Committee will include Germany as its highest priority and will also include the United States and Japan among the higher priority countries and will seek CPMP approval at the earliest possible time. The Product Committee will give the following countries priority with the goal that Regulatory Approval for Targeted Indications be obtained therein not later than two (2) years after the later of Regulatory Approval for Targeted Indications by the FDA or all approvals for commercial sale for Targeted Indications by the CPMP: France, Italy, Spain, the United Kingdom, Canada, Australia, South Africa, Austria, Belgium, Denmark, Finland, Greece, Ireland, Luxembourg, the Netherlands, Norway, Portugal, Sweden and Switzerland. The Product Committee will designate priorities, if any, for such other countries as it may determine from time to time.

          7.   License Agreement and Relicense.
               -------------------------------

               a.   Clause (a) of Section 9.1.2 of the License
                                  -------------
Agreement is hereby amended to read, in its entirety, as follows:

          (a) the Wellcome Clinical Development Agreement
          pursuant to Sections 8.2.2 or 8.4 thereof, and
                      ---------------------

               b.   Section 9.1.4 of the License Agreement is
                    -------------
hereby amended to read, in its entirety, as follows:

          CENTOCOR terminates the Wellcome Clinical
          Development Agreement other than pursuant to
          Section 8.4 thereof.
          -----------

               c.   Clause (a) of Section 2 of the Relicense is
                                  ---------
hereby deleted in its entirety and the numbering of clauses (b) and
(c) are hereby amended to read "(a)" and "(b)", respectively.

               d.   Clause (a) of Section 3.3.2 of the Relicense is
                                  -------------
hereby amended to read, in its entirety, as follows:

          (a) the Wellcome Clinical Development Agreement
          pursuant to Sections 8.2.2 or 8.4 thereof, and
                      ---------------------

               e.   Section 3.3.4 of the Relicense is hereby
                    -------------
amended to read, in its entirety, as follows:

          CENTOCOR terminates the Wellcome Clinical
          Development Agreement other than pursuant to
          Section 8.4 thereof.
          -----------

          8.   Trademark Agreement.
               -------------------

               a.   Clause (a) of Section 7.1.2 of the Trademark
                                  -------------
Agreement is hereby amended to read, in its entirety, as follows:

          (a) the Wellcome Clinical Development Agreement
          pursuant to Sections 8.2.2 or 8.4 thereof, and
                      ---------------------

               b.   Section 7.1.4 of the Trademark Agreement is
                    -------------
hereby amended to read, in its entirety, as follows:

          CENTOCOR terminates the Wellcome Clinical
          Development Agreement other than pursuant to
          Section 8.4 thereof.
          -----------

          9.   Novation.  Section 6.1.1 of the Novation is hereby
               --------   -------------
amended to refer to the Wellcome Clinical Development Agreement instead of the Development Agreement.

          10.  Payment Terms.  WFL, in addition to the amounts
               -------------
accruing under the other Alliance Documents and Section 3 hereof,
                                                ---------
agrees to pay CENTOCOR for CENTOCOR'S prior research and development which is of future benefit to WELLCOME a maximum of
                    (**)
in non-refundable up-front, periodic and milestone payments as follows:


                         (**)

                                   (**)

          11.  Representations and Warranties.
               ------------------------------

               a.   By CENTOCOR and CBV.  As a material inducement
                    -------------------
to WFL and BW to enter into this Supplemental Agreement and the Wellcome Clinical Development Agreement, and to consummate the transactions contemplated hereby and thereby, CENTOCOR and CBV hereby, jointly and severally, represent and warrant to WFL and BW as follows, which representations and warranties shall survive the execution and delivery of this Supplemental Agreement and the Wellcome Clinical Development Agreement:

                    (1)  Organization and Good Standing.  Each of
                         ------------------------------
CENTOCOR and CBV is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation with the requisite power and authority (corporate or otherwise) to carry on its business as presently being conducted and as proposed to be conducted pursuant to the Alliance Documents (as herein amended), and to own and operate its properties and assets.

                    (2)  Corporate Power and Authority;
                         ------------------------------
Enforceability.  Each of CENTOCOR and CBV has the requisite power
- --------------
and authority (corporate and otherwise) to execute, deliver and perform this Supplemental Agreement and the Wellcome Clinical Development Agreement, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by each of CENTOCOR and CBV of this Supplemental Agreement and the Wellcome Clinical Development Agreement, and the consummation by each of them of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action (corporate or otherwise) on its part. Each of the Supplemental Agreement and the Wellcome Clinical Development Agreement constitutes a legal, valid and binding obligation of each of CENTOCOR and CBV, enforceable in accordance with its terms.

                    (3)  Validity of Contemplated Transactions.
                         -------------------------------------
The execution, delivery and performance by each of CENTOCOR and CBV of this Supplemental Agreement and the Wellcome Clinical Development Agreement, and the consummation by each of CENTOCOR and CBV of the transactions contemplated hereby and thereby, do not (a) violate or contravene any provision of CENTOCOR'S or CBV'S charter or bylaws; (b) violate, breach, be in conflict with, constitute a Default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of any agreement, contract, indenture, lease, license, or mortgage to which CENTOCOR or CBV is a party or by which CENTOCOR or CBV is bound; (c) violate any provision of any Law, Permit or Court Order applicable to CENTOCOR or CBV or (d) require any Permit or Required Consent of any Person (including, without limitation any

Governmental Entity) to be obtained by CENTOCOR or CBV which has not been obtained.

                    (4)  Litigation; Compliance with Laws.  There
                         --------------------------------
is no Litigation pending or, to CENTOCOR'S or CBV'S knowledge, threatened against or related to CENTOCOR or CBV, nor any failure to comply with, violation of or any Default under, any Law, Permit, or Court Order applicable to CENTOCOR or CBV, in each case which might have a material adverse effect on the ability of CENTOCOR or CBV to execute, deliver and perform this Supplemental Agreement or the Wellcome Clinical Development Agreement, or on the ability of CENTOCOR or CBV to consummate the transactions contemplated hereby or thereby.

                    (5)  Alliance Documents.  Except as set forth
                         ------------------
on Schedule 2 hereto, all of the representations and warranties of
   ----------
CENTOCOR and CBV contained in the Alliance Documents are true and correct as if they were made again on the date hereof. All of the Alliance Documents (as amended by this Supplemental Agreement), other than the Manufacturing Technology Option, are in full force and effect as of the date hereof and there has been no Default by CENTOCOR or CBV thereunder.

                    (6)  Ajinomoto.  CENTOCOR and CBV have duly and
                         ---------
properly taken all actions and have executed all documents which are necessary legally to terminate in full all of Ajinomoto's rights to develop, use, market, promote, sell and distribute the 17-1A Product in the Extended Territory, and Ajinomoto does not have any current or future right to obtain from CENTOCOR or to have reinstated any rights to develop, use, market, promote, sell or distribute the 17-1A Product in the Extended Territory whether resulting from the failure on the part of CENTOCOR to perform its obligations under that certain October 31, 1994 letter agreement between CENTOCOR and Ajinomoto, or otherwise.

                    (7)  Additional Shares.  The shares of common
                         -----------------
stock of CENTOCOR issued to WFL and paid for pursuant to Section 3 hereof, (a) when aggregated with the shares of common stock of CENTOCOR previously issued to WFL by CENTOCOR, represent less than five percent (5%) of the currently outstanding shares of common stock of CENTOCOR, (b) will have been validly issued, fully paid and non-assessable, (c) will be free and clear of any Liens (as defined in the Stock Purchase Agreement), other than Liens imposed by the Securities Act (as defined in the Stock Purchase Agreement), and (d) will have been issued without violation of any preemptive or other right to purchase securities of CENTOCOR. Neither CENTOCOR nor any Person acting on behalf of CENTOCOR has offered or will offer the shares of common stock of CENTOCOR to be issued to WFL pursuant to Section 3 hereof, or any part thereof, or any similar securities of issue and sale to, or has solicited or will solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the shares of common stock of

CENTOCOR to be issued to WFL pursuant to Section 3 hereof, within the provisions of the registration and prospectus delivery requirements of the Securities Act.

               b.  Representations and Warranties of WFL and BW.
                   --------------------------------------------
As a material inducement to CENTOCOR and CBV to enter into this Supplemental Agreement and the Wellcome Clinical Development Agreement, and to consummate the transactions contemplated hereby and thereby, WFL and BW hereby, jointly and severally, represent and warrant to CENTOCOR and CBV as follows, which representations and warranties shall survive the execution and delivery of this Supplemental Agreement and the Wellcome Clinical Development
Agreement:

                    (1)  Organization and Good Standing.  Each of
                         ------------------------------
WFL and BW is a corporation duly organized and validly existing under the Laws of its respective jurisdiction of incorporation with the requisite power and authority (corporate or otherwise) to carry on its business as presently being conducted and as proposed to be conducted pursuant to the Alliance Documents (as herein amended), and to own and operate its properties and assets.

                    (2)  Corporate Power and Authority;
                         ------------------------------
Enforceability.  Each of WFL and BW has the requisite power and
- --------------
authority (corporate and otherwise) to execute, deliver and perform this Supplemental Agreement and the Wellcome Clinical Development Agreement, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by WFL and BW of this Supplemental Agreement and the Wellcome Clinical Development Agreement, and the consummation by WFL and BW of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action (corporate or otherwise) on the part of WFL and BW. Each of the Supplemental Agreement and the Wellcome Clinical Development Agreement constitutes a legal, valid and binding obligation of WFL and BW, enforceable in accordance with its terms.

                    (3)  Validity of Contemplated Transactions.
                         -------------------------------------
The execution, delivery and performance by each of WFL and BW of this Supplemental Agreement and the Wellcome Clinical Development Agreement, and the consummation by each of WFL and BW of the transactions contemplated hereby and thereby, do not (a) violate or contravene any provision of WFL'S or BW'S charter or bylaws; (b) violate, breach, be in conflict with, constitute a Default under, cause the acceleration of any payments pursuant to, or otherwise impair the good standing, validity, or effectiveness of any agreement, contract, indenture, lease, license, or mortgage to which WFL or BW is a party or by which WFL or BW is bound; (c) violate any provision of any Law, Permit or Court Order applicable to WFL or BW; or (d) require any Permit or Required Consent of any Person (including, without limitation, any Governmental Entity) to be obtained by WFL and BW which has not been obtained.

                    (4)  Litigation; Compliance with Laws.  There
                         --------------------------------
is no Litigation pending or, to WFL's or BW's knowledge, threatened against or related to WFL or BW, nor any failure to comply with, violation of or any Default under, any Law, Permit or Court Order applicable to WFL or BW, in each case which might have a material adverse effect on the ability of WFL or BW to execute, deliver and perform this Supplemental Agreement or the Wellcome Clinical Development Agreement, or on the ability of WFL or BW to consummate the transactions contemplated hereby or thereby.

                    (5)  Alliance Documents.  All of the
                         ------------------
representations and warranties of WFL and BW contained in the Alliance Documents are true and correct as if they were made again on the date hereof. All of the Alliance Documents (as amended by this Supplemental Agreement), other than the Manufacturing Technology Option, are in full force and effect as of the date hereof and there has been no Default by WFL or BW thereunder.

          12.  Termination.  Upon the occurrence of a Termination
               -----------
Event (as defined in the Wellcome Clinical Development Agreement), WELLCOME shall have the right to terminate this Supplemental Agreement as to the executory obligations of any party hereto which remain to be performed as of the time of such termination, it being understood that any such termination shall not result in the termination of any of the amendments to the Alliance Documents set forth herein. Any such termination shall be effective on a date specified in a written notice to CENTOCOR, which date shall be not later than ninety (90) days following the date of such written notice, such notice to contain a statement setting forth the existence of the applicable Termination Event and the facts giving rise to such Termination Event.

          13.  Miscellaneous.
               -------------

               a.   Entire Agreement.  This Supplemental Agreement,
                    ----------------
the Wellcome Clinical Development Agreement and the other Alliance Documents constitute the entire understanding of the parties with respect to the subject matter contained herein and supersede any prior understandings and agreements among them respecting such subject matter; provided, however, the confidentiality agreement
                --------  -------
between WFL and CENTOCOR dated September 14, 1993 shall in all cases remain in full force and effect in accordance with its terms.

               b.   Amendments.  This Supplemental Agreement may be
                    ----------
amended and supplemented only by a written instrument duly executed by each of the parties.

               c.   Headings.  The headings in this Supplemental
                    --------
Agreement are for convenience of reference only and shall not affect its interpretation.

               d.   Gender; Number.  Words of gender may be read as
                    --------------
masculine, feminine, or neuter, as required by context. Words of number may be read as singular or plural, as required by context.

               e.   Appendices; Exhibits; and Schedules.  All
                    -----------------------------------
appendices, exhibits and schedules referred to herein, if any, form an integral part of this Supplemental Agreement and are incorporated into this Supplemental Agreement by such reference.

               f.   Severability.  If any provision of this
                    ------------
Supplemental Agreement or the application thereof to any Person or circumstance is held illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall not affect any other provision hereof. This Supplemental Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the provisions hereof to the fullest extent permitted by Law.

               g.   Remedies.  Each of CENTOCOR and CBV on the one
                    --------
hand, and WFL and BW on the other, stipulates that the remedies at law of the other in the event of any Default or threatened Default in the performance of or compliance with any of the terms of this Supplemental Agreement are not and will not be adequate and that, to the fullest extent permitted by Law, such terms may be specifically enforced by a decree for specific performance of any agreement contained herein or by an injunction against any violation of any terms hereof or otherwise.

               h.   Joint and Several Liability.  CENTOCOR and CBV
                    ---------------------------
shall be jointly and severally responsible and liable for all of their respective obligations to WFL or BW arising under this Supplemental Agreement. WFL and BW shall be jointly and severally liable for all of their respective obligations to CENTOCOR or CBV arising under this Supplemental Agreement.

               i.   Notices.  All notices and other communications
                    -------
hereunder shall be in writing and shall be given to the Person either personally or by sending a copy thereof by first class United States express mail, postage prepaid and return-receipt requested, or by a nationally-recognized courier service guaranteeing next-day delivery, charges prepaid, or by telecopier (with the original sent by either of the foregoing manners), to such Person's address (or to such Person's telecopier number). All notices shall be deemed to have been given to the Person entitled thereto when received.

                    If to WFL, to:

                         THE WELLCOME FOUNDATION LIMITED
                         Unicorn House, P.O. Box 129
                         160 Euston Road
                         London NW1 2BP, England
                         Attention:  Company Secretary
                         Telecopy No.:  011-44-71-388-5462

                    With a copy to:

                         BURROUGHS WELLCOME CO.
                         3030 Cornwallis Road
                         Research Triangle Park, NC  27709
                         USA
                         Attention:  Company Secretary
                         Telecopy No.:  (919) 315-0478

                    If to BW, to:

                         BURROUGHS WELLCOME CO.
                         3030 Cornwallis Road
                         Research Triangle Park, NC  27709
                         USA
                         Attention:  Company Secretary
                         Telecopy No.:  (919) 315-0478

                    If to CENTOCOR or CBV, to:

                         CENTOCOR, INC.
                         200 Great Valley Parkway
                         Malvern, Pennsylvania 19355-1307
                         USA
                         Attention:  Corporate Secretary
                         Telecopy No.:  (215) 651-6100

Notice of any change in any such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the Person entitled to receive such notice.

               j.   Waiver.  No provision of this Supplemental
                    ------
Agreement may be waived except by a written instrument signed by the party hereto sought to be bound. No failure or delay by any party hereto in exercising any right or remedy hereunder or under applicable Law will operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion will not be deemed a waiver of any other right or remedy, or a waiver on any subsequent occasion (it being understood that specific time frames for notice or actions to be taken shall be binding on the parties).

               k.   Assignment.  No party hereto may assign its
                    ----------
rights or delegate any of its obligations hereunder without the prior written consent of the other parties, except that, without such consent, (a) WFL may assign to any Affiliate of WFL all or any part of its rights and obligations hereunder so long as WFL unconditionally guarantees the obligations of such assignee; (b) WFL and BW may assign all of their rights and delegate all of their duties under this Supplemental Agreement to the transferee of all or substantially all of the line of business of which this Supplemental Agreement forms a part or by way of merger or consolidation with another company; and (c) CENTOCOR and CBV may assign all of their rights and delegate all of their duties to a transferee of all or substantially all their assets or by way of merger or consolidation with another company. Without limiting the foregoing, all rights and obligations with respect to the subject matter of this Supplemental Agreement as to the United States shall inure to the benefit of and be performed by BW, subject to such further assignments as may be permitted by this Section 13.k. If
                                                ------------
any party shall assign its rights and delegate its duties pursuant to clauses (b) or (c) of this Section 13.k, the Person to whom such
   ------------------         ------------
rights are assigned and duties are delegated shall assume all of the obligations of the applicable party under this Supplemental Agreement. The guarantee by WFL referenced in clause (a) of this
                                               ----------
Section 13.k is a guaranty of payment and performance, and not of
- ------------
collection; and in case of a default by an assignee to which rights have been assigned or obligations delegated pursuant to such clause
                                                             ------
(a), CENTOCOR and CBV shall have the right to proceed first against
- ---
WFL without the necessity to proceed against or join such assignee.

               l.   Successors and Assigns.  This Supplemental
                    ----------------------
Agreement shall bind, inure to the benefit of, and be enforceable by the successors and permitted assigns of the parties hereto.

               m.   Governing Law.  This Supplemental Agreement
                    -------------
shall be construed and enforced in accordance with the Laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of law applicable in such jurisdiction.

               n.   No Benefit to Others.  The representations,
                    --------------------
warranties, covenants and agreements contained in this Supplemental Agreement are for the sole benefit of the parties hereto and their successors and permitted assigns, and they shall not be construed as conferring, and are not intended to confer, any rights on any other Person.

               o.   Independent Contractors.  It is expressly
                    -----------------------
understood and agreed that the CENTOCOR Group and the WELLCOME Group are independent contractors; neither the CENTOCOR Group or any of its members, nor the WELLCOME Group or any of its members, shall be deemed the agent of the other group or of any of its members for any purpose whatsoever, and neither the CENTOCOR Group or any of its members, nor the WELLCOME Group or any of its members, shall have authority to enter into any contract or agreement, assume any obligation or make any warranty or representation for or on behalf of the other group or any of its members. Nothing in this Supplemental Agreement shall be deemed to create or constitute a partnership or the relationship of employer and employee between the WELLCOME Group or any of its members on the one hand and the CENTOCOR Group or any of its members on the other.

               p.   Counterparts.  This Supplemental Agreement and
                    ------------
any amendment or supplement hereto may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. The execution of this Supplemental Agreement and any such amendment or supplement by any party hereto will not become effective until counterparts hereof have been executed by all the parties hereto.

               q.   Further Assurances.  At the request of any
                    ------------------
party hereto, the other parties hereto shall execute and deliver from time to time such further instruments and shall provide reasonable cooperation in such proceedings or actions as shall be necessary or reasonably appropriate to effectuate the purposes of this Supplemental Agreement including, without limitation, registering or recording the rights granted hereunder; provided,
                                                       --------
however, if any party hereto desires to notify this Supplemental
- -------
Agreement under Article 85(3) of the Treaty of Rome establishing the European Economic Community, such party shall give the other parties at least ninety (90) days' prior written notice of such notification and if during such period a party shall reasonably object to such notification, the objecting party need not cooperate in such notification and such notification shall not be implemented. Except as otherwise provided in the Alliance

Documents, the executions, deliveries and cooperation of each party under this Section 13.q shall be without further consideration and
           ------------
at such party's expense.

               IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be executed as of the day and year first above written by their duly authorized representatives.

                         For and on behalf of
                         THE WELLCOME FOUNDATION LIMITED



                         By: /s/ Dawn E. Knight
                             ------------------
                         Name: Dawn E. Knight
                               --------------
                         Title: Assistant Company Secretary
                                ---------------------------

                         BURROUGHS WELLCOME CO.



                         By: /s/ Richard S. Kent, M.D.
                             -------------------------
                         Name: Richard S. Kent, M.D.
                               ---------------------
                         Title: Vice President, Research,
                                Development and Medical
                                -----------------------

                         CENTOCOR, INC.



                         By: /s/ David P. Holveck
                             --------------------
                         Name: David P. Holveck
                               ----------------
                         Title: President and Chief Executive
                               Officer
                               ------------------------------

                         CENTOCOR B.V.



                         By:  /s/ David P. Holveck
                              --------------------
                         Name: David P. Holveck
                               ----------------
                         Title: Managing Director
                                -----------------

                                SCHEDULE 1

                                   (**)

                               SCHEDULE 2 TO
                       FIRST SUPPLEMENTAL AGREEMENT
                       ----------------------------

   I.  Schedule 1.12 of the Stock Purchase Agreement is to read in
       -------------
       its entirety, as of September 30, 1994, as follows:

                           Derivative Securities
                           ---------------------

       Shares Issuable Upon Exercise of Warrants Outstanding at
       September 30, 1994:

Shares         Exercise     Exercise            Original         Year
Issuable       Price/Share  Period              Financing        Issued
- --------       -----------  --------            ---------        ------
1,475,548      $19.33       Through 2/28/95     CPIII            1988
  880,966      $16.655      Through 2/28/95     CPIII            1987
  494,156      $13.33       Through 2/28/96     CPIII            1988
5,437,600      $11.25       Through 12/31/94    Tocor, Inc.      1989
  127,041      $64.50       Through 12/31/96    Tocor II, Inc.   1992
  127,041      $49.75       1/1/96 Through      Tocor II, Inc.   1992
                              12/31/97
=============
8,542,352

Shares Issuable Upon Exercise of
Options Outstanding at September 30, 1994       5,250,855

Shares Reserved for Issuance at
September 30, 1994 in Connection With
Stock Option Plans                              7,317,366

Shares Issuable Upon Vesting of
Restricted Stock Awards Outstanding
at September 30, 1994                             246,619

Shares Reserved For Issuance at
September 30, 1994 in Connection
With Restricted Stock Award Plan                  965,321

Shares Reserved For Issuance at
September 30, 1994 in Connection
With the Company's Convertible
Subordinated Notes Due February 1, 2001         3,842,883

Shares Reserved For Issuance at
September 30, 1994 in Connection
With the Company's Convertible
Subordinated Debentures Due 2001                2,049,181

  II.   Centocor's representations in Section 6.5 of the Stock
                                      -----------
        Purchase Agreement are amended to effect the following:

        (a) The number of shares of Centocor Common Stock at November 1, 1994 was 51,249,782; and

        (b) On December 16, 1994 Centocor issued 2,000,000 shares for Common Stock to The Wellcome Foundation Limited pursuant to the terms of the Stock Purchase
                  Agreement.

 III.   The representations in Sections 21.2.7 and 21.2.8 of the
                               --------------------------
        Supply Agreement are updated to reflect the following:

        (a) All policies listed in the July 1993 Schedule expired on December 1, 1993 and have been replaced by comparable policies with equivalent coverages, terms and conditions.

        (b)       The limits of Centocor's directors and officers
                  coverage has been increased to      (**)   .  The
                  limits of Centocor's product liability coverage
                  remains         (**)        .